Exhibit 99.03

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Exhibit 99.03

Alliance Capital and Alliance Holding

Fourth Quarter and Full Year 2003 Review

Lewis A. Sanders Chief Executive Officer	Gerald M. Lieberman Chief Operating Officer

January 29, 2004

Introduction

The SEC adopted Regulation FD in October 2000.  In light of Regulation FD, Management will be limited in responding to inquiries from investors or analysts in a non-public forum. You are encouraged to ask all questions of a material nature on this conference call.

Forward-Looking Statements

Certain statements provided by Alliance Capital Management L.P. (“Alliance Capital”) and Alliance Capital Management Holding L.P. (“Alliance Holding”) in this report are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements.  The most significant of such factors include, but are not limited to, the following:  the performance of financial markets, the investment performance of Alliance Capital’s sponsored investment products and separately managed accounts, general economic conditions, future acquisitions, competitive conditions, and government regulations, including changes in tax rates.  Alliance Capital and Alliance Holding caution readers to carefully consider such factors.  Further, such forward-looking statements speak only as of the date on which such statements are made; Alliance Capital and Alliance Holding undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements.

Improved Equity Market Environment

	Annualized				Cumulative
	4Q03	2003	2002	3 Yr	3 Yr

S&P 500	12.2%	28.7%	-22.1%	-4.1%	-11.7%

Russell 1000 Growth	10.4%	29.8%	-27.9%	-9.4%	-25.5%

Russell 1000 Value	14.2%	30.0%	-15.5%	1.2%	3.7%

MSCI EAFE	17.1%	38.6%	-15.9%	-2.9%	-8.5%

Lehman Aggregate Bond	0.3%	4.1%	10.3%	7.6%	24.5%

Returns through December 31, 2003

Investment Performance

Institutional Value Equity

•                  Large Cap value services generally outperformed benchmarks in 2003; significantly outperformed the broader markets

•                  Particularly strong in Emerging Markets and Relative Value

•                  Very competitive over 3, 5, and 10 year periods

Institutional Growth Equity

•                  Large Cap growth services under performed benchmarks, primarily due to a quality orientation to security selection

•                  Other growth services generally outperformed, in some cases by substantial margins

Institutional Fixed Income

•                  Outperformed benchmarks in 2003 for all major services, except High Yield

•                  Long-term results generally competitive

Investment Performance

Retail Value Equity

•                  Strong performance relative to Lipper averages over nearly all periods

•                  Three-year anniversary for AB value services in April 2004

Retail Growth Equity

•                  Large Cap Growth and Technology services under performed the Lipper averages

•                  Short and long-term out performance in Mid-Cap, Global Growth Research and other services mirrored comparable institutional results

•                  Regent Large Cap Core, our largest managed account service, had significant outperformance

Retail Fixed Income

•                  Single sector, style-pure funds - Corporate Bond and Emerging Market Debt - significantly outperformed Lipper averages; High Yield fund underperformed the Lipper average

•                  Multi-sector, style-blend funds - Americas Government Income and American Income produced strong relative returns

Private Client

•                  Balanced accounts lead global balanced benchmark for 1, 3, and 5 year periods

Institutional and Private Client New Business Offset U.S. Retail Outflows

AUM by Channel

Three Months Ended December 31, 2003

(In $ billions)

	Institutional Inv Mgmt	Retail	Private Client	Total

Sept. 30, 2003 AUM	$245	$146	$47	$438

Net Long-Term Flows	3	(1)	1	2

Cash Management, Net	—	(1)	—	(1)

Net New Business/(Outflows)	3	(2)	1	1

Appreciation	21	10	4	36

Dec. 31, 2003 AUM	$269	$154	$52	$475

% Change	9.8%	5.6%	10.1%	8.5%

% Total	56.8%	32.4%	10.8%

Note: Table may not add due to rounding.

Market Appreciation and Value Equity Inflows Drive AUM Growth

AUM by Investment Orientation

Three Months Ended December 31, 2003

(In $ billions)

	Value Equity	Growth Equity	Fixed Income	Passive	Total

Sept. 30, 2003 AUM	$131	$120	$162	$25	$438

Net Long-Term Flows	7	(4)	—	—	2

Cash Management, Net	—	—	(1)	—	(1)

Net New Business/(Outflows)	7	(4)	(1)	—	1

Appreciation	18	12	3	3	36

Dec. 31, 2003 AUM	$155	$127	$164	$29	$475

% Change	18.7%	6.3%	1.2%	12.5%	8.5%

% Total	32.6%	26.8%	34.6%	6.0%

Note: Table may not add due to rounding.

AUM up 23% - $88 Billion

AUM by Channel

Twelve Months Ended December 31, 2003

(In $ billions)

	Institutional Inv Mgmt	Retail	Private Client	Total
Dec. 31, 2002 AUM	$211	$136	$40	$387

Net Long-Term Flows	10	(2)	4	13

Cash Management, Net	—	(5)	—	(5)

Net New Business/(Outflows)	10	(7)	4	8

Transfers	1	—	(1)	—

Appreciation	47	25	8	80

Dec. 31, 2003 AUM	$269	$154	$52	$475

% Change	27.7%	13.2%	29.8%	22.8%

% Total	56.8%	32.4%	10.8%

Note: Table may not add due to rounding.

Market Appreciation and Value Equity Inflows Drive AUM Growth

AUM by Investment Orientation

Twelve Months Ended December 31, 2003

(In $ billions)

	Value Equity	Growth Equity	Fixed Income	Passive	Total

Dec. 31, 2002 AUM	$99	$109	$156	$23	$387

Net Long-Term Flows	20	(10)	4	(1)	13

Cash Management, Net	—	—	(5)	—	(5)

Net New Business/(Outflows)	20	(10)	(1)	(1)	8

Appreciation	36	29	10	6	80

Dec. 31, 2003 AUM	$155	$127	$164	$29	$475

% Change	57.1%	16.8%	5.5%	21.8%	22.8%

% Total	32.6%	26.8%	34.6%	6.0%

Note: Table may not add due to rounding.

Fourth Quarter Revenues

(In $ millions, except AUM)

	4Q03	4Q02	% chg

Average AUM ($bn)	$456	$384	18.7%

Revenues

Base Fee	$490	$410	19.5%

Performance Fee	57	29	94.5

Distribution	115	104	10.2

Institutional Research Svcs.	69	69	-0.4

Other	38	36	8.5

Total	$769	$648	18.7%

Fourth Quarter Revenues – by Distribution Channel

(In $ millions)

	4Q03	4Q02	% chg	Comments

Retail	$333	$310	7.6%	• Higher base advisory and distribution fees from higher average AUM partially offset by reduced transfer agency fees

Institutional Inv. Mgmt	183	151	21.7	• Higher base advisory fees from higher average AUM

Private Client	166	109	52.0	• Higher base advisory fees from higher average AUM; higher performance fees from strong investment returns

Institutional Research Svcs.	69	69	-0.4	• Lower addressable NYSE volume partially offset by higher market share and increased UK business

Other	18	9	85.0	• Mark-to-market investment gains

Total	$769	$648	18.7%

Memo:
Performance Fee Revenues	$57	$29	94.5%

Fourth Quarter Expenses and Net Income

(In $ millions)

	4Q03	4Q02	% chg	Comments

Employee Comp & Benefits	$270	$216	24.7%	• See page 13

Promotion & Servicing	191	184	4.3

General & Administrative	95	83	14.6	• Higher legal fees and write-offs of capitalized software

Interest	6	6	0.6

Amortization of Intangibles	5	5	—
	567	494	14.8

Mutual Fund Matters & Legal Proceedings	140	—	n/a	• See page 14
	707	494	43.2

Income Before Taxes	62	154	-59.8

Income Taxes	8	7	10.3

Net Income	$54	$147	-63.5%

Fourth Quarter Compensation & Benefits

(In $ millions)

	4Q03	4Q02	% chg	Comments

Base Compensation	$78	$75	4.4%	• Higher salaries and severance

Incentive Compensation	119	94	27.1	• Higher performance fees and pre-charge earnings

Commissions	50	29	72.3	• 4Q02 includes full year reduction from shift in sales management compensation to incentive compensation

Fringes & Other	23	18	19.7

Total	$270	$216	24.7%

Mutual Fund Matters and Legal Proceedings

(In $ millions, except per Unit amounts)

	4Q03	3Q03	2003

Mutual Fund Matters & Legal Proceedings	$140	$190	$330
Incentive Compensation	—	(41)	(41)
	140	149	289

Taxes	(2)	(3)	(5)
Reduction of Alliance Capital Net Income	$138	$146	$284

Reduction of Alliance Holding Net Income per Unit	$0.54	$0.57	$1.11

Alliance Holding Financial Results

(In millions, except per Unit Amounts)

	4Q03	4Q02	% chg	2003	2002	% chg

Equity in Earnings	$16	$44	-63.2%	$101	$184	-45.3%

Income Taxes	6	5	+21.4	22	22	+0.8

Net Income	$10	$39	-74.2%	$79	$162	-51.5%

Net Income Per Unit	$0.13	$0.51	-74.5%	$1.01	$2.11	-52.1%

•Suspended cash distributions to Unitholders for 4Q03

•Cash distributions expected to resume for 1Q04 and return to traditional levels in relation to cash flow for 2Q04

Key Strategies and Initiatives

•                  Retail - Improving Our Value Proposition

•                  Reduce costs to mutual fund shareholders

•                  Simplify U.S. mutual fund product offerings

•                  Achieve industry-leading transparency in disclosure

•                  Strengthen and refine sales and marketing efforts

•                  Develop solutions-focused wholesaler force

•                  Private Client - Expanding Our Footprint

•                  Multi-year expansion

•                  Add offices in Tampa and Boston; increase financial advisors to 200 from 175

•                  Over next five years, enter 12 new markets; increase financial advisors to 350

•                  Invest in advanced wealth planning research to build upon success in attracting ultra high-net worth clients

Key Strategies and Initiatives

•                  Institutional Investment Management - Capitalizing on Global Investment Platforms

•                  Add to marketing and client service capacity

•                  Institutional Research Services - Leveraging Superior Research

•                  Maintain industry leading quality metrics in research

•                  Increase client utilization of OTC and program trading services

•                  Continue development of U.K. based operations

•                  Investment Management - Research Innovation

•                  Continued investment in new research initiatives: strategic change, early stage growth, advanced quantitative methods

Relative Performance (1) – Institutional Value Equity

Institutional Equity Composites vs. Benchmarks

	Strategic Value(2)	Diversified Value(2)	Relative Value(2)	Small- Mid Cap Value(3)	International Value(4)	Emerging Market Value(5)

1yr	+1.8	+0.3	+3.1	-2.8	-5.1	+22.7

3yr	+4.9	+4.6	-0.7	+4.5	+4.7	+9.6

5yr	+2.0	—	+1.5	—	+2.6	+7.2

10yr	+0.3	—	—	—	+1.9	—

NOTE:  The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of Alliance Capital.

(1) Investment performance of composites are after investment management fees.

(2) vs. Russell 1000 Value

(3) vs. Russell 2500 Value

(4) vs. MSCI EAFE Value

(5) vs. MSCI Emerging Markets Free

Composite and benchmark data through 12/31/03. Performance is preliminary.

Relative Performance (1) – Institutional Growth Equity

Institutional Equity Composites vs. Benchmarks

	Large Cap Growth(2)	Mid Cap Growth (3)	Multi Cap Growth(4)	Small Cap Growth(5)	Intl Lg Cap Growth(6)	Emerging Market Growth(7)

1yr	-5.4	+24.5	+4.5	+1.5	0.0	-1.1

3yr	-1.1	+5.7	+0.5	-0.5	+2.9	+0.1

5yr	+0.3	—	+1.9	+6.3	+5.9	+6.2

10yr	+1.1	—	-0.2	+7.5	+3.5	+3.4

NOTE:  The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of Alliance Capital.

(1) Investment performance of composites are after investment management fees.

(2) vs. Russell 1000 Growth

(3) Russell Mid Cap Growth

(4) vs. Russell 3000 Growth

(5) vs. Russell 2000 Growth

(6) vs. MSCI EAFE Growth

(7) vs. MSCI Emerging Markets

Composite and benchmark data through 12/31/03. Performance is preliminary.

Relative Performance (1) – Institutional Fixed Income

Institutional Fixed Income Composites vs. Benchmarks

	Core Plus(2)	Core Mortgage(3)	Corp Bonds(4)	High Yield(5)	Global(6)	Emerging Market(7)

1yr	+1.2	+0.8	+0.6	-5.7	+1.4	+9.1

3yr	-0.4	+0.7	+0.2	-3.1	+0.1	+7.6

5yr	-0.3	+0.2	+0.6	+0.1	-0.4	+6.5

10yr	+0.1	—	+0.4	+0.8	-0.4	—

NOTE:  The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of Alliance Capital.

(1) Investment performance of composites are after investment management fees.

(2) vs. Lehman US Aggregate Unhedged

(3) vs. Lehman Fixed Rate Mortgage Backed Securities Unhedged

(4) vs. Custom Corporate Index

(5) vs. Custom High Yield Index

(6) vs. JPM Global Bond Unhedged

(7) vs. JPM EMBI Plus

Composite and benchmark data through 12/31/03. Performance is preliminary.

Relative Performance – Retail Value Equity

Retail Mutual Funds vs. Lipper Averages

	Value (Lg Cap)(1)	Growth & Income(2)	Small Cap Value(3)	Intl Value(4)	Global Value(5)	Balanced(6)

1yr	+0.7	+3.5	+1.9	+9.2	+2.8	+3.7

2yr	+4.4	-3.0	+5.2	+11.8	+3.9	+2.2

3yr	—	-0.6	—	—	—	+3.4

5yr	—	+1.6	—	—	—	+3.3

10yr	—	+2.2	—	—	—	+1.6

NOTE:  The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of Alliance Capital.

(1) vs. Large Cap Value average; if compared to Multi Cap Value average, 1 yr would be -1.8, and 2 yr would be 2.5

(2) vs. Large Cap Value average

(3) vs. Mid Cap Value average

(4) vs. International average

(5) vs. Global average

(6) vs. Balanced average

Source: Alliance Capital and Lipper

Mutual fund performance and Lipper data through 12/31/03.

Relative Performance – Retail Growth Equity

Retail Mutual Funds vs. Lipper Averages

	Premier Growth (LgCap)(1)	Growth (Multi Cap)(2)	Mid Cap Growth(3)	Small Cap Growth(4)	Tech(5)	Global Growth Research(6)	Regent Lg.-Cap Core(7)

1yr	-4.3	-0.5	+30.2	+ 3.7	-14.1	+1.6	+7.2

3yr	-3.2	+0.3	+6.0	-1.0	+1.5	+2.3	+1.3

5yr	-4.3	-4.5	-1.7	-6.8	-2.2	+6.6	+3.0

10yr	+0.8	-2.2	—	-2.2	-0.7	+8.0	+2.2

NOTE:  The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of Alliance Capital.

(1) vs. Large Cap Growth average

(2) vs. Multi Cap Growth average

(3) vs. Mid Cap Growth average

(4) vs. Small Cap Growth average.  Formerly named Quasar

(5) vs. Science and Technology average

(6) vs. Global Equity average.  Formerly named Global Growth Trends

(7) vs. S&P 500; Represents Regent separately managed account service. Net performance is inclusive of the investment management fee only. It does not include the total service fee typically associated with a traditional wrap account that may range from 2.0 - 3.0%.

Source: Alliance Capital, Lipper, and S&P.

Mutual fund performance and Lipper data through 12/31/03.

Relative Performance – Retail Fixed Income

Retail Fixed Income Funds vs. Lipper Averages

	Bond Fund Corporate Bond(1)	Americas Govt Income(2)	Emerging Market Debt(3)	High Yield(4)	Bernstein Short Duration Plus(5)	ACMGI- American Income - OS(6)

1yr	+8.2	+1.7	+8.3	0.0	+0.1	+7.3

3yr	-0.4	-0.4	+2.9	-1.6	+0.5	-9.6

5yr	+0.3	+4.5	+2.7	-2.9	+0.3	+3.2

10yr	—	+2.3	—	—	0.1	+2.0

NOTE:  The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of Alliance Capital.

(1) vs. Lipper Corporate Debt Funds BBB-Rated

(2) vs. Lipper Global Income Funds

(3) vs. Lipper Emerging Markets Debt

(4) vs. Lipper High Yield Bonds

(5) vs. Lipper Short Investment Grade Debt Funds

(6) vs. Lipper Global Bond US Dollar

Source:  Alliance Capital and Lipper

Composite and benchmark data through 12/31/03. Performance is preliminary.

Performance – Private Client

	1 yr	3 yr	5 Yr

All Balanced Accounts(1)	21.9	4.9	5.1

Global Balanced Benchmark(2)	20.6	0.9	2.4

(1) All Balanced Accounts include those accounts with any combination of equity and fixed income in any percentage mix.

(2) Custom benchmark: 42% S&P 500, 15% MSCI EAFE, 3% MSCI Emerging Markets Free, 40% Lipper Intermediate Debt Fund Average

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed towards existing or potential investment advisory clients of Alliance Capital.

Alliance Capital (The Operating Partnership)

Consolidated Balance Sheet

(In $ thousands. Unaudited)

	12/31/03	12/31/02
Assets
Cash and investments	$624,729	$472,676
Cash and securities, segregated	1,285,801	1,174,323
Receivables, net	2,290,075	1,450,326
Goodwill, net	2,876,657	2,876,657
Intangible assets, net	346,725	367,425
Deferred sales commissions, net	387,218	500,890
Other	360,464	375,673
Total Assets	$8,171,669	$7,217,970

Liabilities and Partners’ Capital
Liabilites:
Payables	$3,141,579	$2,287,111
Accounts payable and accrued expenses	524,703	234,133
Accrued compensation and benefits	311,075	298,485
Debt	405,327	426,907
Other	10,516	7,883
Total Liabilities	4,393,200	3,254,519

Partners’ Capital	3,778,469	3,963,451
Total Liabilities and Partners’ Capital	$8,171,669	$7,217,970

Alliance Capital (The Operating Partnership)

Consolidated Cash Flow

(In $ thousands. Unaudited)

	Twelve Months Ended
	12/31/03	12/31/02

Cash Flows From Operating Activities:
Net income	$329,808	$610,978
Non-cash items:
Amortization and depreciation:
Amortization of deferred sales commissions	208,565	228,968
Amortization of deferred compensation	116,357	99,237
Other depreciation and amortization	77,583	71,584
Other, net	(13,104)	3,797
Changes in assets and liabilities	49,923	(122,699)
Net cash provided from operating activities	769,132	891,865

Cash Flows From Investing Activities:
(Sale) Purchase of investments, net	(24,943)	50,195
Additions to furniture, equipment and leaseholds, net	(29,154)	(53,548)
Net cash (used in) investing actvities	(54,097)	(3,353)

Cash Flows From Financing Activities:
Increase (decrease) in debt, net	(22,078)	(202,973)
Distributions to partners	(566,598)	(654,225)
Other	(43,784)	(49,967)
Net cash (used in) financing activities	(632,460)	(907,165)

Effect of exchange rate change on cash	14,196	6,176

Net increase (decrease) in cash	96,771	(12,477)
Cash at the beginning of period	405,249	417,726
Cash at the end of period	$502,020	$405,249

Annualized Fee Base

By Channel and

Investment Orientation

(In $ millions)

2/31/03 vs. 12/31/02

$1,959 mm(1)    $1,565 mm

[CHART]

(1) Excludes management fee reduction at an approximate annual rate of $70 million, effective January 1, 2004.

Changes in AUM by Channel

Three Months Ended December 31, 2003

(In $ millions)

	Institutional Investment Management	Retail	Private Client	Total

Beginning of Period	$245,376	$145,580	$46,808	$437,764

Sales/New accounts	12,159	5,781	1,911	19,851
Redemptions/Terminations	(7,982)	(6,958)	(610)	(15,550)
Net cash management sales	—	(1,003)	—	(1,003)
Cash flow	(1,512)	168	(303)	(1,647)
Unreinvested dividends	—	(187)	(60)	(247)
Net new business/(Outflows)	2,665	(2,199)	938	1,404

Market appreciation	21,461	10,403	3,767	35,631

End of Period	$269,502	$153,784	$51,513	$474,799

Changes in AUM by Channel

Twelve Months Ended December 31, 2003

(In $ millions)

	Institutional Investment Management	Retail	Private Client	Total

Beginning of Period	$210,990	$135,896	$39,693	$386,579

Sales/New accounts	31,754	26,871	7,119	65,744
Redemptions/Terminations	(22,972)	(26,919)	(2,236)	(52,127)
Net cash management sales	—	(4,986)	—	(4,986)
Cash flow	1,649	(804)	(684)	161
Unreinvested dividends	(1)	(880)	(184)	(1,065)
Net new business/(Outflows)	10,430	(6,718)	4,015	7,727

Transfers	608	—	(608)	—

Market appreciation	47,474	24,606	8,413	80,493

End of Period	$269,502	$153,784	$51,513	$474,799

Changes in AUM by Investment Orientation

Three Months Ended December 31, 2003

(In $ millions)

	Value Equity	Growth Equity	Fixed Income	Passive	Total

Beginning of Period	$130,469	$119,594	$162,391	$25,310	$437,764

Sales/New accounts	9,704	6,387	3,494	266	19,851
Redemptions/Terminations	(2,671)	(8,886)	(3,867)	(126)	(15,550)
Net cash management sales	—	—	(1,003)	—	(1,003)
Cash flow	(352)	(1,851)	542	14	(1,647)
Unreinvested dividends	(8)	—	(239)	—	(247)
Net new business/(Outflows)	6,673	(4,350)	(1,073)	154	1,404

Transfers	—	—	—	—	—

Market appreciation	17,779	11,826	3,020	3,006	35,631

End Of Period	$154,921	$127,070	$164,338	$28,470	$474,799

Changes in AUM by Investment Orientation

Twelve Months Ended December 31, 2003

(In $ millions)

	Value Equity	Growth Equity	Fixed Income	Passive	Total

Beginning of Period	$98,636	$108,799	$155,762	$23,382	$386,579

Sales/New accounts	26,583	16,077	21,516	1,568	65,744
Redemptions/Terminations	(8,341)	(23,634)	(19,078)	(1,074)	(52,127)
Net cash management sales	—	—	(4,986)	—	(4,986)
Cash flow	2,344	(2,867)	2,381	(1,697)	161
Unreinvested dividends	(24)	—	(1,041)	—	(1,065)
Net new business/(Outflows)	20,562	(10,424)	(1,208)	(1,203)	7,727

Transfers	—	—	—	—	—

Market appreciation/(depreciation)	35,723	28,695	9,784	6,291	80,493

End Of Period	$154,921	$127,070	$164,338	$28,470	$474,799

Alliance Capital Investment Management Services

Alliance Capital provides diversified investment management and related services globally to a broad range of clients:

1.               Retail Services consists of investment management products and services distributed to individual investors through financial intermediaries, such as brokers and financial planners by means of:

•                  mutual funds sponsored by Alliance Capital and consolidated joint venture companies,

•                  cash management products such as money market funds and deposit accounts,

•                  mutual fund sub-advisory relationships resulting from the efforts of the mutual fund marketing department, and

•                  managed account products;

2.               Institutional Investment Management Services consists of investment management services to unaffiliated parties such as corporate and public employee pension funds, endowment funds, domestic and foreign institutions and governments, and affiliates such as AXA and its insurance company subsidiaries by means of:

•                  separate accounts,

•                  mutual fund shares sold exclusively to institutional investors and high net worth individuals,

•                  sub-advisory relationships resulting from the efforts of the institutional marketing department,

•                  structured products, and

•                  group trusts;

3.               Private Client Services consists of investment management services provided to high net worth individuals, trusts and estates, charitable foundations, partnerships, private and family corporations and other entities by means of:

•                  separate accounts,

•                  hedge funds and

•                  certain other vehicles; and

4.               Institutional Research Services provided to institutional clients by means of:

•                  in-depth research,

•                  portfolio strategy,

•                  trading and

•                  brokerage-related services.